Columbia Global Extended Alpha Fund
Supplement dated June 6, 2011
to the Prospectuses dated December 30, 2010, each as supplemented
Effective June 6, 2011, the information in the “Summary of the Fund” under the caption “Fund Management” is hereby replaced with the following:
Investment Manager: Columbia Management Investment Advisers, LLC
Subadviser: Threadneedle International Limited

Portfolio Manager	Title	Managed Fund Since
Jeremy Podger	Portfolio Manager	2008

Stephen Thornber	Deputy Portfolio Manager	2011
The portfolio managers who lead the team responsible for the day-to-day portfolio management of the Fund, as described in the “More Information About the Fund” section under the caption “Fund Management and Compensation — Investment Manager — Threadneedle” is hereby replaced with the following:
Jeremy Podger, Portfolio Manager
•	Head of global equity team.

•	Managed the Fund since 2008.

•	Joined Threadneedle in 2003 as a fund manager.

•	Began investment career in 1987.

•	BA, Cambridge University; MBA, London Business School.
Stephen Thornber, Deputy Portfolio Manager
•	Head of global oil sector research team.

•	Managed the Fund since 2011.

•	Joined Threadneedle in 1993 as a fund manager.

•	Began investment career in 1987.

•	BA, Plymouth Polytechnic.
The rest of the section remains unchanged.